Exhibit 10.5

AMENDMENT NO. 1

TO THE

MEDICIS PHARMACEUTICAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

This Amendment No. 1 (“Amendment”) to the Medicis Pharmaceutical Corporation Supplemental Executive Retirement Plan (the “Plan”) is adopted by Medicis Pharmaceutical Corporation, a Delaware corporation (the “Company”), as of October 6, 2011, with an effective date of June 1, 2011.

RECITALS

The Board of Directors (the “Board”) of the Company is authorized to amend the Plan pursuant to Section 9.1 of the Plan.

The Board deems it advisable and in the best interest of the Company and its stockholders to amend the Plan, as provided below, solely to clarify the manner in which retirement benefits of participants under the Plan are intended to be calculated.

AMENDMENT

1. Section 2.4 of the Plan (the definition of “Benefit Accrual Percentage”) is hereby deleted in its entirety and the remaining sections in Article II are renumbered accordingly.

2. In Section 4.1 of the Plan, the phrase “his Benefit Accrual Percentage” is hereby deleted and replaced with “calculating his Retirement Benefit”.

3. Section 5.1(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a) A Participant’s Retirement Benefit under this Plan as of any date of reference, computed as an annual benefit payable for twenty (20) years at Normal Retirement Date, shall equal the product of:

(i)(A) with respect to any Tier I Participant, 2.5% of such Participant’s Average Earnings, multiplied by the number of Participant’s years of Service as of such reference date up to a maximum of twenty (20) years of Service;

(B) with respect to any Tier II Participant, 1.25% of such Participant’s Average Earnings, multiplied by the number of Participant’s years of Service as of such reference date up to a maximum of twenty (20) years of Service;

(C) with respect to the Tier III Participant, 10% of such Participant’s Average Earnings, multiplied by the number of Participant’s years of Service as of such reference date up to a maximum of five (5) years of Service;

(D) with respect to the Tier IV Participant, 3.125% of such Participant’s Average Earnings, multiplied by the number of Participant’s years of Service as of such reference date up to a maximum of sixteen (16) years of Service;

(E) with respect to the Tier V Participant,

(1) 3.125% of such Participant’s Average Earnings, multiplied by the number of Participant’s years of Service as of May 31, 2011, plus

(2) 2.5% of such Participant’s Average Earnings, multiplied by the number of Participant’s years of Service from June 1, 2011 through such reference date;

provided, however, that the maximum aggregate years of Service taken into account for the Tier V Participant for purposes of calculating (1) plus (2) above shall be eighteen (18) years of Service;

provided, further, that in no event shall the Retirement Benefit exceed (x) fifty percent (50%) of a Participant’s Average Earnings with respect to any Tier I Participant, Tier III Participant, Tier IV Participant and Tier V Participant, and (y) twenty-five percent (25%) of a Participant’s Average Earnings with respect to any Tier II Participant.”

4. Section 5.1(b) of the Plan is hereby amended by adding the following sentence after the first sentence thereof:

“In the event a Participant accrues a Retirement Benefit after his Normal Retirement Date, such Retirement Benefit shall be calculated in accordance with Section 5.1(a), provided, that the Retirement Benefit shall be computed as an annual benefit payable for twenty (20) years at Separation from Service.”

5. Section 5.1(c) of the Plan is hereby amended by amending and restating the last sentence thereof as follows:

“In the event a Participant’s Retirement Benefit commences after his Normal Retirement Date, the Accrued Retirement Benefit as of Normal Retirement Date shall be credited with four percent (4%) annual interest for each year (based on a consecutive twelve (12) month period from the Participant’s Normal Retirement Date, and including any partial years) that the Retirement Benefit commences following the Participant’s Normal Retirement Date.”

6. Capitalized terms used in this Amendment and not otherwise defined herein shall have the same meanings assigned to them in the Plan. Except as otherwise expressly set forth in this Amendment, the Plan shall remain in full force and effect in accordance with its terms.

7. This Amendment shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws relating to conflicts or choice of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware.

* * * * *

I hereby certify that this Amendment No. 1 was duly adopted by the Board of Directors on October 6, 2011.

Executed this 6th day of October, 2011.

MEDICIS PHARMACEUTICAL CORPORATION

/s/ Seth L. Rodner
Name:	Seth L. Rodner
Title:	Senior Vice President, General Counsel and Secretary

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